Exhibit 32.1
Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Brookfield Asset Management Ltd. (the “Company”) on Form 10-Q for the quarter ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce Flatt, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 7, 2025

/s/ Bruce Flatt
Bruce Flatt
Chief Executive Officer
__________________
* The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.